Supplemental Agreement
to
Property Purchase Agreement

Seller：Shenzhen Jianhuilong Industry Co., Ltd.
(Business License Number: 4403012118591)

Buyer：Shenzhen YuePengCheng Motor Co., Ltd.
(Business License Number: 440306501123786)

The forgoing parties shall be hereinafter referred to as the “Parties” collectively.

Whereas

The Parties entered into a Property Purchase Agreement on December 31, 2010 in Shenzhen. Through amicable negotiation, the Parties agree on the modification of the Property Purchase Agreement as follows:

a.
“The Buyer shall deposit such amount before January 31, 2011 into an escrow account opened with a bank as agreed upon by both Parties” as provided in Article 8(i) shall be modified into “The Buyer shall deposit such amount within 120 days after the execution of the Property Purchase Agreement into an escrow account opened with a bank as agreed upon by both Parties”.

b.
 “The Seller shall complete the Property right transfer registration, transfer the Property to the Buyer and handle the following matters within 30 days upon execution of this Agreement” as provided in Article 11 shall be modified into “The Seller shall complete the Property right transfer registration, transfer the Property to the Buyer and handle the following matters within 120 days after the execution of the Property Purchase Agreement”.

c.
 “Both Parties shall handle jointly the transfer registration procedure with the department in charge of the property right registration within 30 days upon execution of this Agreement” as provided in Article 14 shall be modified into “Both Parties shall handle jointly the transfer registration procedure with the department in charge of the property right registration within 120 days after the execution of the Property Purchase Agreement”.

The above mentioned modification shall take into effect retroactively as of January 15, 2011.

Seller: Shenzhen Jianhuilong Industry Co., Ltd. (Company Seal)

Name of Legal Representative: Zhou Yan
Signature: /s/ Zhou Yan
Date: February 25, 2011

Purchaser: Shenzhen YuePengCheng Motor Co., Ltd. (Company Seal)

Name of Legal Representative: Li Jianrong
Signature: /s/ Li Jianrong
Date: February 25, 2011